UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2012

NATURE’S SUNSHINE PRODUCTS, INC.

(Exact name of registrant specified in its charter)

Utah	0-8707	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 West Executive Parkway, Suite 100, Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:  (801) 341-7900

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-Looking Statements

In addition to historical information, this report contains forward-looking statements.  Nature’s Sunshine may, from time to time, make written or oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements encompass Nature’s Sunshine’s beliefs, expectations, hopes, or intentions regarding future events.  Words such as “expects,” “intends,” “believes,” “anticipates,” “should,” “likely,” and similar expressions identify forward-looking statements.  All forward-looking statements included in this report are made as of the date hereof and are based on information available to the Company as of such date. Nature’s Sunshine assumes no obligation to update any forward-looking statement. Actual results will vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of reasons, including, among others: further reviews of the Company’s financial statements by the Company and its Audit Committee; modification of the Company’s accounting practices; the outcome of the various inquiries, requests for documents and proceedings by government agencies; foreign business risks; industry cyclicality; fluctuations in customer demand and order pattern; changes in pricing and general economic conditions; as well as other risks detailed in the Company’s previous filings with the SEC.

Item 2.02               Results of Operations and Financial Condition

On August 1, 2012, Nature’s Sunshine Products, Inc. (the “Company”) issued a press release announcing its financial results for the three and six months ended June 30, 2012. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 1, 2012, the Company held its annual general meeting of shareholders, at which the following items were voted upon:

(1)          Election of Directors. The Company’s shareholders elected for three-year terms all persons nominated for election as directors as set forth in the Proxy Statement. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

Nominee	For	Withheld	Broker Non-Vote

Albert R. Dowden	10,274,693	245,095	1,513,563
Mark R. Genender	10,328,371	191,417	1,513,563
Kristine F. Hughes	10,236,841	282,947	1,513,563

(2)          Adoption of the Nature’s Sunshine Products, Inc. 2012 Stock Incentive Plan, under which 1,500,000 shares of common stock will be reserved for issuance:

For	Against	Abstain	Broker Non-Vote
8,953,396	1,552,952	12,441	1,514,563

(3)          Ratification of Independent Accountants. The Company’s shareholders voted upon and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for fiscal 2012. The following table sets forth the vote of the shareholders at the meeting with respect to the appointment of Deloitte & Touche LLP:

For	Against	Abstain
11,710,867	319,509	2,975

There were no broker non-votes in the ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for fiscal 2012.

(4)          Advisory Resolution on Executive Officer Compensation. The Company’s shareholders, on an advisory basis, voted to approve an advisory resolution to approve the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Vote
10,269,262	232,086	18,441	1,513,563

Item 8.01 Other Events.

On August 1, 2012, the Company issued a press release announcing that its Board of Directors had approved the Company’s payment of a quarterly cash dividend of $0.05 per share cash dividend ($0.20 annually), payable on August 23, 2012, to shareholders of record on August 13, 2012.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(d)           The following documents are filed as exhibits to this report:

Item No.	Exhibit
10.1	NSP 2012 Stock Incentive Plan
10.2	Form of Option Agreement for 2012 Plan
99.1	Press Release issued by Nature’s Sunshine Products, Inc., dated August 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: August 3, 2012	By:	/s/ Stephen M. Bunker
Stephen M. Bunker, Chief Financial Officer